® THERAPEUTICS Pioneering mRNA Cell Therapy for Autoimmunity May 2024 C A R T E S I A N T H E R A P E U T I C S Exhibit 99.2

Forward-Looking Statements Disclosures For the purposes of this notice, the “presentation” that follows shall mean and include the slides that follow, the oral presentation of the slides by members of management of Cartesian Therapeutics, Inc. (the “Company”) or any person on their behalf, any question-and-answer session that follows such oral presentation, hard copies of this document and any materials distributed at, or in connection with, such oral presentation. Forward-looking Statements Any statements in this presentation about the future expectations, plans and prospects of the Company, including without limitation, statements regarding the Company’s expected cash resources and cash runway, the Company’s estimated cash on hand, conversion of the Company’s remaining Series A Non-Voting Convertible Preferred Stock, the Company’s in-house manufacturing capabilities, the potential of RNA Armory® to enable precision control and optimization of engineered cells for diverse cell therapies leveraging multiple modalities, the potential of Descartes-08, Descartes-15, Descartes-33 and the Company’s other product candidates to treat myasthenia gravis, systemic lupus erythematosus, or any other disease, the anticipated timing or the outcome of ongoing and planned clinical trials, studies and data readouts, the anticipated timing or the outcome of the FDA’s review of the Company’s regulatory filings, the Company’s ability to conduct its clinical trials and preclinical studies, the timing or making of any regulatory filings, the anticipated timing or outcome of selection of developmental product candidates, the ability of the Company to consummate any expected agreements and licenses and to realize the anticipated benefits thereof, the novelty of treatment paradigms that the Company is able to develop, the potential of any therapies developed by the Company to fulfill unmet medical needs, the Company’s ability to enter into and maintain its strategic partnerships, and enrollment in the Company’s clinical trials and other statements containing the words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “hypothesize,” “intend,” “may,” “plan,” “potential,” “predict,” “project,” “should,” “target,” “would,” and similar expressions, constitute forward-looking statements within the meaning of The Private Securities Litigation Reform Act of 1995. Actual results may differ materially from those indicated by such forward-looking statements as a result of various important factors, including, but not limited to, the following: the uncertainties inherent in the initiation, completion and cost of clinical trials including proof of concept trials, including uncertain outcomes, the availability and timing of data from ongoing and future clinical trials and the results of such trials, whether preliminary results from a particular clinical trial will be predictive of the final results of that trial and whether results of early clinical trials will be indicative of the results of later clinical trials, the ability to predict results of studies performed on human beings based on results of studies performed on non-human subjects, the unproven approach of the Company’s RNA Armory® technology, potential delays in enrollment of patients, undesirable side effects of the Company’s product candidates, its reliance on third parties to conduct its clinical trials, the Company’s inability to maintain its existing or future collaborations, licenses or contractual relationships, its inability to protect its proprietary technology and intellectual property, potential delays in regulatory approvals, the availability of funding sufficient for its foreseeable and unforeseeable operating expenses and capital expenditure requirements, the Company’s recurring losses from operations and negative cash flows, substantial fluctuation in the price of the Company’s common stock, risks related to geopolitical conflicts and pandemics and other important factors discussed in the “Risk Factors” section of the Company’s most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q, and in other filings that the Company makes with the Securities and Exchange Commission. In addition, any forward-looking statements included in this presentation represent the Company’s views only as of the date of its publication and should not be relied upon as representing its views as of any subsequent date. The Company specifically disclaims any intention to update any forward-looking statements included in this presentation, except as required by law. 2

3 Clinical-stage company pioneering mRNA cell therapies designed to expand the reach of cell therapy to autoimmunity • Pipeline of mRNA cell therapies designed to be dosed more reliably and safely in an outpatient setting without lymphodepletion • Descartes-08: Potential first-in-class mRNA CAR T-cell (CAR-T) demonstrated deep and durable clinical responses in Phase 2a study in patients with myasthenia gravis (MG) • Wholly-owned GMP manufacturing designed to enable rapid optimization of processes in iterative manner MULTIPLE ANTICIPATED NEAR-TERM CATALYSTS $104.8M as of March 31, 2024; expected to fund currently planned operations into 2H26 Expected to provide for continued clinical development of Descartes-08 in MG through Phase 3 and multiple additional clinical programs STRONG CASH RESOURCES • Phase 2b topline data in MG expected mid-2024 • Initiation of Phase 2 study in SLE expected in 1H 2024 • Initiation of studies in additional autoimmune indications expected in 2H 2024 DESCARTES-08 • Next-generation mRNA CAR-T candidate • IND cleared, with first-in-human Phase 1 planning activities underway DESCARTES-15 CAR, Chimeric antigen receptor SLE, Systemic Lupus Erythematosus

Experienced management team to lead the mRNA cell therapy company of the future Matthew Bartholomae General Counsel Metin Kurtoglu, MD, PhD CTO Milos Miljkovic, MD CMO Blaine Davis CFO Chris Jewell, PhD CSO Carsten Brunn, PhD President and CEO MANAGEMENT Emily English, PhD SVP, Head of Manufacturing Operations 4 BOARD MEMBERS Patrick Zenner Director Nishan De Silva, MD Director Timothy Springer, PhD Director Timothy Barabe Director Michael Singer, MD, PhD Director Carrie S. Cox Chairman Murat Kalayoglu, MD, PhD Director Jessica Keliher CPO

Cartesian's mRNA approach is designed to expand the reach of potent cell therapy products to address potential autoimmune indications

Cartesian mRNA Cell Therapy	Conventional DNA Cell Therapy
No Lymphodepleting Chemotherapy Required No requirement for cell proliferation → no expected need for pre-treatment chemotherapy → no Grade 3-4 cytopenias	**Requires Lymphodepleting Chemotherapy** Associated with high rates of toxicity, including cytokine release syndrome
Administered Outpatient Reduced patient burden and lower indirect cost	**Requires Inpatient Administration** High patient burden resulting in higher indirect costs
Delivered at Therapeutic Levels Expectation for cells to be administered at therapeutic, but sub-toxic doses	**Administered at Subtherapeutic Levels** Cells proliferate rapidly beyond therapeutic window
Controllable PK/PD mRNA does not replicate → predictable half-life with more controllable PK/PD defined by the dose	**Uncontrollable PK/PD** Effector function of cell therapy engineered with DNA amplifies exponentially with cell replication
Transient Cell Modification Does not carry risk of genomic integration	**Permanent Cell Modification** Associated with insertional mutagenesis leading to potential secondary malignancies



CAR+ Cells
Toxicity
6 Doses
Therapeutic window
Subtherapeutic
Time →



CAR+ Cells
Toxicity
Therapeutic window
Subtherapeutic
Time →

5

Wholly-owned pipeline targets autoimmune disease SLE, Systemic Lupus Erythematosus * Phase 1 dose escalation study in myeloma underway mRNA MSC, Mesenchymal Stem Cells transfected with mRNA LN, Lymph node Asset Indications Discovery/Preclinical Phase 1 Phase 2 Pivotal Descartes-08 Autologous mRNA CAR-T Myasthenia Gravis SLE, other Autoimmune Diseases Descartes-15 Autologous mRNA CAR-T Autoimmune Diseases* Descartes-33 Allogeneic mRNA MSC Autoimmune Diseases In situ LN transfection Undisclosed 6

® THERAPEUTICS 7 Descartes-08 is believed to be the first mRNA CAR-T in clinical development for autoimmune disease Engineered by transfection of autologous CD8+ T cells with mRNA encoding anti-BCMA CAR Typical lot processed for infusion within ~3 weeks Positive Phase 2a data in myasthenia gravis underscores potential for deep and durable responses Granted U.S. FDA orphan designation for generalized myasthenia gravis

Descartes-08 is designed for dual action, precisely targeting two key BCMA+ cell populations involved in a spectrum of autoimmune diseases

Descartes-08 is designed to target BCMA, a surface antigen expressed on ***plasma cells/plasmablasts*** and ***plasmacytoid dendritic cells***

PLASMA CELLS (PCs) AND PLASMABLASTS

- PCs, plasmablasts and proliferating B cells targeted by Descartes-08 represent a tiny fraction of B cells
- These cells are entirely responsible for secreting pathogenic autoantibodies
- During autoimmunity, autoantibodies attack host tissue and drive inflammation

PLASMACYTOID DENDRITIC CELLS (pDCs)

- pDCs, which Descartes-08 is designed to target, are a rare subset of antigen-presenting cells
- These cells secrete high levels of cytokines (i.e., type I interferons) that cause inflammation and tissue damage during many human autoimmune diseases
- pDCs are increased in patients with autoimmunity (e.g., SLE) and interfere with optimal treatment

Several autoimmune disease segments involve pathogenic contributions from ***both PCs/plasmablasts*** and ***pDCs***, including rheumatology, nephrology, neurology, and others

Selectively deleting PCs/plasmablasts and pDCs, if successful, may create a differentiated cell therapy platform


Plasma cell
Autoantibodies
Attack of disease-specific host tissues


Ab-bound nuclear antigen
pDC activation
type I interferons
Cytokine driven Inflammation and tissue damage

Cartesian Therapeutics

BCMA: B cell maturation antigen; SLE: systemic lupus erythematosus

8

® THERAPEUTICS Initial indication for Descartes-08: Myasthenia gravis • Affects over 120,000 patients in US and EU • Characterized by debilitating weakness: limbs, respiratory, ocular, facial muscles • Standard of care includes chronic use of immunosuppressants, which are often toxic: • Progressive disease that is fatal in 1/3 of patients without immunosuppressants • Newer agents include complement inhibitors and anti-FcRn mAbs, which must be administered chronically to maintain responses • Pathogenesis is similar across many autoimmune diseases; involves attack on self by both T cells and B/plasma cells 9

Phase 2 study of Descartes-08 in MG (NCT04146051)

Part 1
Identify safe dose
(n = 3)
Complete

All doses observed to be safe and well-tolerated

Part 2
Determine optimal dosing schedule
(n = 11)
Complete[1]

Six weekly infusions led to observed deep, durable responses

Part 3
Phase 2b comparing Descartes-08 to placebo
(n = 30)
Enrolling

Placebo-controlled trial for engineered adoptive cell therapy

Patient eligibility

- MG-ADL $\geq$ 6
- MGFA Class II-IV
- Stable medication dosing $\geq$ 8 wks prior to infusion
- 4-week washout for biologics
- IVIg and plasma exchange not allowed after starting Descartes-08

Patients on immunosuppression or complement inhibitors expected to be able to continue their treatment while receiving Descartes-08

Cell manufacturing platform tolerates most standard immunosuppressive therapies

[1] Continues to enroll patients with MuSK MG and subjects who are otherwise not eligible for Part 3
MG-ADL, Myasthenia Gravis Activities of Daily Living scale
MGFA, Myasthenia Gravis Foundation of America

Cartesian Therapeutics
10

Phase 1/2a study population comprises patients with significant disease

THE LANCET
Neurology
Volume 22, Issue 7, July 2023, Pages 578-590

- Baseline MG-ADL mean score of 10
- 79% were MGFA Class III-IV at screening
- All patients presented with disease that was not controlled with standard of care therapies

Mean age, years (SD)	52 (18)
Female	10 (71%)
Male	4 (29%)
Mean weight, kg (SD)	84 (21)
Mean BMI, kg/m² (SD)	31.6 (8.1)
Race and ethnicity	
White, non-Hispanic	11 (79%)
White, Hispanic	1 (7%)
Asian	2 (14%)
MGFA class at screening	
II	3 (21%)
III	10 (71%)
IV	1 (7%)
Median age of disease onset, years (range)	40 (14-79)
Median duration of disease, years (range)	14 (3-27)
Myasthenia gravis antibody status	
Anti-AChR antibody	11 (79%)
Anti-MuSK antibody	2 (14%)
Seronegative (for AChR, MuSK, and LRP4 antibodies)	1 (7%)
Mean baseline scores (SD)	
QMG	15.3 (4.1)
MG-ADL	10.0 (3.2)
MGC	21.9 (5.7)
MG-QoL-15r	19.9 (5.8)

Previous myasthenia gravis therapies (standard of care)	
Pyridostigmine	14 (100%)
Prednisone	14 (100%)
Other immunosuppressants	14 (100%)
Eculizumab	2 (14%)
Rituximab	2 (14%)
Previous intravenous immunoglobin	12 (86%)
Previous plasma exchange	8 (57%)
Diagnosis of thymoma	0
Previous thymectomy	6 (43%)
Previous myasthenia gravis crisis requiring intubation	4 (29%)
Myasthenia gravis ongoing therapy	
Pyridostigmine	11 (79%)
Prednisone	10 (71%)
Azathioprine	1 (7%)
Mycophenolate mofetil	1 (7%)

Cartesian THERAPEUTICS
11

Descartes-08 was observed to be safe and well-tolerated in MG

THE LANCET Neurology
Volume 22, Issue 7, July 2023, Pages 578-590

KEY OBSERVATIONS:

- No dose-limiting toxicities
- No cytokine release syndrome
- No neurotoxicity
- No pre-treatment chemotherapy and related cytopenias
- Outpatient treatment

	Grade*	Part 1 (n=3)	Part 2: all groups (n=11)	Part 2: group 1 (n=3)	Part 2: group 2 (n=7)	Part 2: group 3 (n=1)
Hand numbness	2	1 (33%)	0	0	0	0
Headache	1	1 (33%)	5 (45%)	1 (33%)	3 (43%)	1 (100%)
Muscle soreness	1	1 (33%)	1 (9%)	0	1 (14%)	0
Nausea	1	1 (33%)	4 (36%)	2 (67%)	2 (29%)	0
Rash	3	0	1 (9%)	1 (33%)	0	0
Itchy throat	1	0	2 (18%)	0	1 (14%)	1 (100%)
Vomiting	1	0	3 (27%)	2 (67%)	1 (14%)	0
Weakness	1	0	2 (18%)	2 (67%)	0	0
Line infiltration	1	0	1 (9%)	1 (33%)	0	0
Fever	1	0	4 (36%)	1 (33%)	3 (43%)	0
Shortness of breath[1]	1	0	2 (18%)	1 (33%)	1 (14%)	0
Chills	1	0	2 (18%)	1 (33%)	1 (14%)	0
Diarrhoea	1	0	1 (9%)	1 (33%)	1 (14%)	0
Gum inflammation	1	0	1 (9%)	0	1 (14%)	0
Teeth sensitivity	1	0	1 (9%)	0	1 (14%)	0
Night sweats	1	0	1 (9%)	0	1 (14%)	0
Restless leg	1	0	1 (9%)	0	1 (14%)	0
Light-headedness	1	0	1 (9%)	0	1 (14%)	0

*There were no adverse events of grade 3 or higher reported in part 1, and no grade 2 or grade 4 events reported in part 2, where grade 1 is mild, grade 2 is moderate, grade 3 is severe, and grade 4 is life-threatening.

[1]Not associated with hypoxia

Cartesian THERAPEUTICS

12

Descartes-08 observed to induce deep and durable clinical improvement in MG

- **Notable magnitude and duration of response** across all 4 standard MG severity scales
- Responses appear **to *deepen after completing treatment*** at Week 6
- **Positive** twelve-month follow-up data from Phase 2a study reinforce prior findings published in *Lancet Neurology*



Baseline
M3
M6
M9
M12
MG−ADL score
0
−2
−4
−6
−8
←End of treatment
Clinically meaningful decrease
MGC score
0
−5
−10
−15
QMG score
−10
−12
QOL score

Manuscript submitted for peer review; pre-print available at medRxiv.org
Efficacy dataset includes all MG patients completing the 6-dose once-weekly regimen (n=7). Data are mean score improvement (point) and standard error (light blue shading). Note that QOL scale does not have an agreed-upon threshold for clinically meaningful disease improvement; MG-ADL, MGC and QMG scales are validated, quantitated, standardized instruments of disease severity and have been acceptable endpoints for registration studies.

Cartesian THERAPEUTICS

13

® THERAPEUTICS 14 Descartes-08: Durable depletion of autoantibodies consistent with observed clinical responses and MoA • All three participants with detectable AChR antibody levels at baseline experienced autoantibody reductions by Month 6 • Reductions deepened further by Month 9, and were maintained at Month 12 Manuscript submitted for peer review; pre-print available at medRxiv.org Anti-acetylcholine receptor, AChR MoA, Mechanism of action

® THERAPEUTICS 15 Descartes-08 retreatment led to a rapid decrease in MG-specific clinical scores • Retreated patients experienced rapid improvement in clinical scores and minimal symptom expression Manuscript submitted for peer review; pre-print available at medRxiv.org Pa tie nt 1 Pa tie nt 2

Informed Consent/Screening (Days -61 to -12) Screening (Days -60 to -11) Leukapheresis & Cell Processing (Days -59 to -10) Descartes-08 (Day 1, 8, 15, 22, 29, 36) Placebo (Day 1, 8, 15, 22, 29, 36) Follow up visits Day 57 (± 7 days) Day 85* (± 7 days) Day 113 (± 7 days) Month 6 (± 2 weeks) Month 9 (± 2 weeks) Month 12 (± 2 weeks) Descartes-08 (Crossover Day 1, 8, 15, 22, 29, 36) Follow up visits Crossover Day 57 (± 7 days) Crossover Day 85* (± 7 days) Crossover Day 113 (± 7 days) Crossover Month 6 (± 2 weeks) Crossover Month 9 (± 2 weeks) Crossover Month 12 (± 2 weeks) Phase 2b randomized, placebo-controlled, double-masked study of Descartes-08 in MG Enrollment underway, with top-line results expected in mid-2024 Plan to treat ~30 patients PRIMARY ENDPOINT • Proportion of MG Composite responders (≥5-point reduction) at Day 85 SECONDARY OBJECTIVES • Safety and tolerability • Quantify clinical effect of Descartes-08 over 1 year • QMG, MG QoL 15R, MG ADL, and MG PIS (change from baseline to Day 85) • Compare effect of Descartes-08 versus placebo on MG scales (change from baseline to Day 85) in patients who cross over from placebo to Descartes-08 16 Randomization MG QMG, Quantitative MG Scores MG QOL15R, MG Quality of Life 15-revised MG ADL, MG Activities of Daily Living MG PIS, MG Post-intervention Status

Exploring potential of Descartes-08 in Systemic Lupus Erythematosus (SLE) 17 • Open-label study in up to 30 adults with moderate to severe multi-refractory SLE and no CNS involvement • Designed to assess safety, tolerability, and manufacturing feasibility of Descartes-08 in patients with SLE • Secondary objectives include standard measures of clinical activity in SLE: • Systemic Lupus Erythematosus Disease Activity Index 2000 (SLEDAI-2K) • Physician Global Assessment (PGA) • Systemic Lupus Erythematosus Responder Index (SRI) • British Isles Lupus Assessment Group (BILAG)–based Composite Lupus Assessment (BICLA) Screening (Days -60 to -15) Leukapheresis & Cell Processing (Days -59 to -14) 2 - 3 Weeks Descartes-08 (Day 1, 8, 15, 22, 29, 36) Safety/Response Assessment (Day 50) Follow up visits (Months 3, 6, 9, 12) IND CLEARED PHASE 2 STUDY ON TRACK FOR 1H 2024

Exploring additional applications for Descartes-08 in autoantibody-associated autoimmune diseases (AAAD)

- Clinical data suggest that Descartes-08 could lead to clinical benefit along with disappearance of disease-associated autoantibodies, suggesting potential in additional autoimmune indications

Potential significant Descartes-08-associated improvement observed in a patient with autoimmune retinitis (AIR)

61-year-old man with DPPX antibody-positive AIR, colitis, encephalitis refractory to prednisone, rituximab, bortezomib, IVIg; positive for 5/5 disease-associated autoantibodies pre-treatment

Post-treatment: experienced a clinically-significant, 2-line improvement in visual acuity; 3 of 5 autoantibodies became undetectable

Test	Pre-treatment	Month 2	Month 4	Month 6
Visual acuity	20/60	20/40	20/40	20/40
Carbonic anhydrase II Ab	+	-	-	NP*
Tubulin Ab	+	-	-	NP*
PKM2 Ab	+	-	-	NP*
Aldolase Ab	+	+	+	NP*
Enolase Ab	+	+	+	NP*

*NP – not performed

Cartesian Therapeutics

DPPX, Dipeptidyl-peptidase–like protein 6
IVIg, Intravenous immunoglobulin

18

RNA Armory® example: Descartes-15, a next generation anti-BCMA mRNA CAR-T with >10x potency observed in preclinical studies Potent killing (single target exposure) Persistent killing (multiple exposures) (1:2) (1:8) (1:32) 0 50 100 % S pe ci fic K ill in g DC-15 DC-08 Vehicle EP escartes-08 escartes-15 Control (1:2) (1:8) (1:32) 0 50 100 % S pe ci fic K ill in g DC-15 DC-08 Vehicle EP escartes-08 escartes-15 Control Descartes-15 is an anti-BCMA mRNA CAR-T with potential disruptive features: • Engineered for maximum potency and CAR stability, even in the presence of target-driven suppression of CAR • Clinical strategy expected to leverage safety and clinical activity data from Descartes-08 Day 0 Day 1 Day 2 Day 5 Day 7 Day 9 0 1000 2000 3000 M FI DC-15 DC-08 Vehicle EP escartes-08 escartes-15 Control Superior CAR expression Contro l Des ca rte s-1 5 0 2×108 4×108 6×108 8×108 Day 21 To ta l F lu x (p /s ) Control Descartes-15 Contro l Des ca rte s-1 5 0 1×107 2×107 3×107 Day 11 To ta l F lu x (p /s ) Day 21Day 11Efficient killing of BCMA+ target cells1 Day 11 1 MM1-S disseminated myeloma model in NSG mice infused with either control T-cells or Descartes-15 19

® THERAPEUTICS 20 In-house manufacturing enhances control of product quality, production schedules and costs cGMP Cell Manufacturing ISO14644 certified aseptic facility with dedicated QMS cGMP mRNA Synthesis Clinical grade mRNA production Quality Control Internal assay validation and lot release MSC Cell Banking Part 1271, FDA- reviewed huMSC collection & banking Process Development Processes optimized through >200 cGMP runs

Wholly-owned, in-house manufacturing: 27,000 sq ft state-of-the-art cGMP facility Ownership of quality control and production timelines Flexibility to quickly adapt to changes in processes or needs Cost efficiency Clinical and commercial manufacturing scale capabilities support maturing pipeline and future growth cGMP, current good manufacturing practice Facility located in Frederick, MD

Platform offers potential development opportunities via three modalities: autologous, allogeneic and in situ 22 Autologous mRNA CAR-T • Descartes-08 • Descartes-15: next generation anti- BCMA mRNA CAR-T with >10x potency observed in clinical studies Allogeneic mRNA MSC • Descartes-33 rLN: In situ lymph node transfection • Undisclosed program

Maturing pipeline offers potential for multiple catalysts 23 Descartes-08 in MG Descartes-08 in SLE Descartes-08 Additional Indications Descartes-15 Expect to report Phase 2b data mid-2024 Plan to initiate Phase 2 in 1H 2024 Plan to initiate basket studies in additional autoimmune indications in 2H 2024 IND cleared, with first-in-human Phase 1 planning activities underway M id 2024 1H 2024 2H 2024 2024 Funding expected to support development of Descartes-08 through Phase 3 and advance additional programs

® THERAPEUTICS Strong Financial Position Expected to Support Pipeline Through Key Milestones <60 EMPLOYEES 2H 2026 17.8M *Shares include approximately 166.3 thousand shares of Series A Non-Voting Convertible Preferred Stock that remain subject to beneficial ownership limitations that are convertible into approximately 5.5 million shares of common stock. **Fully diluted shares include diluted shares as described above, as well as outstanding options, RSUs and warrants. $104.8M Cash as of 3/31/24 Anticipated cash runway into Based in Gaithersburg, MD 23.3M Fully diluted shares outstanding** Basic shares outstanding Basic shares outstanding upon full conversion of outstanding Series A Preferred* 26.6M 24

Cartesian THERAPEUTICS

PIONEERING mRNA CELL THERAPIES

Pipeline designed to expand the reach of cell therapy to autoimmunity

MATURING PIPELINE WITH EXPECTED NEAR-TERM CATALYSTS

Validated lead program, Descartes-08, with Phase 2b data expected mid-year

CASH RESOURCES EXPECTED TO FUND OPERATIONS INTO 2H 2026

Expected to support Descartes-08 through Phase 3 and advance additional programs

EXPERIENCED LEADERSHIP TEAM

Focused on disciplined investment and creating value for stockholders and patients

® THERAPEUTICS Pioneering mRNA Cell Therapy for Autoimmunity C A R T E S I A N T H E R A P E U T I C S

® THERAPEUTICS Appendix

Differentially expressed B-cell antigens require distinct CAR-T strategies • CD19+ and CD20+ cells represent the vast majority of B cells and are ubiquitously distributed • CD19+ and CD20+ are often expressed on the same B cells • The exceptions are plasma cells, in which neither antigen is expressed, and plasmablasts, in which CD19+ is expressed, directly responsible for pathogenic autoantibodies • Plasma cells are rare and tissue-restricted 28 Sender et al., PNAS 2023 BCMA is a differentiated target with potential for precision CAR-T in patients with autoimmunity CD19+ CD20+ BCMA+

Clinical analyses of antigen-depletion therapies show BCMA-targeting with CAR-T may enable precision reset of autoantibody-producing PCs

Rituximab
(CD20+ cell depletion)



10k
2k
Autoreactivity
ns
Pre
Post
Rituximab

Minimal change in autoreactivity

Anti-CD19 CAR-T
(CD19+ cell depletion)



4k
1k
ns
Pre
Post
CD19

Minimal change in autoreactivity

Anti-BCMA CAR-T
(BCMA+ cell depletion)



7k
1k
***
Pre
Post
BCMA

Nearly full reset of autoreactivity

Bodansky et al., doi: 10.1101/2023.12.19.23300188

Cartesian Therapeutics

29

Cartesian differentiation: All approved CAR T therapies and other trials in the autoimmune space face fundamental hurdles created by integrating vectors 30 Conventional CAR-T (integrating viral vectors) targeting CD19 • Creates significant burden for patients in three areas • hospital admission • lymphodepletion/chemotherapy • cytokine release syndrome (CRS) risk • Patients with autoimmunity typically have much lower tolerance for these hurdles relative to cancer patients mRNA CAR T (no integration) targeting BCMA • mRNA enables transient expression  no need for significant T cell proliferation • Eliminates lymphodepletion and enables outpatient administration without CRS